UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 17, 2017

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1- 35322	45-1836028
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3500 One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  855-979-2012

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 17, 2017, the Board of Directors of WPX Energy, Inc. (the “Company”), acting on the recommendation of the Compensation Committee of the Board of Directors, amended and restated the Executive Severance Pay Plan (as amended and restated, the “Plan”) to include Richard E. Muncrief, the Company’s Chairman, President and Chief Executive Officer, whose employment agreement, which included severance benefits, recently expired in accordance with its terms.  The Plan sets Mr. Muncrief’s severance benefits at a multiple of two times base salary and two times the average incentive award over the three years prior to termination.  The severance benefits provided to the other members of the executive leadership team under the Plan are the same as those provided under the previous plan.  The full text of the Plan is included in this Current Report as Exhibit 10.1 and is incorporated herein in its entirety.

Item 5.07                                           Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of the Company held on May 18, 2017, the following actions took place.

1.              Election of Directors.  The Company’s stockholders reelected Ms. Lubel and Messrs. Carrig, Granberry, Herdman, Kindick, Kurz, Lentz, Lorch, Lowrie, Muncrief and Work as directors of the Company for a one-year term based on the following votes.

Nominee	For	Against	Abstain	Broker Non- Votes
John A. Carrig	327,146,800	2,132,389	139,445	29,128,338
William R. Granberry	327,814,703	1,470,247	133,684	29,128,338
Robert K. Herdman	328,004,390	1,271,499	142,745	29,128,338
Kelt Kindick	328,038,498	1,242,612	137,524	29,128,338
Karl F. Kurz	327,927,098	1,353,226	138,310	29,128,338
Henry E. Lentz	327,868,676	1,414,955	135,003	29,128,338
George A. Lorch	326,539,356	2,741,406	137,872	29,128,338
William G. Lowrie	327,728,265	1,571,870	118,366	29,128,338
Kimberly S. Lubel	319,018,133	10,265,776	134,725	29,128,338
Richard E. Muncrief	324,275,271	5,027,323	116,040	29,128,338
David F. Work	327,912,523	1,379,780	126,331	29,128,338

2.              Say on Pay.  The Company’s stockholders approved, on a non-binding advisory basis, the Company’s executive compensation based on the following votes.

For	Against	Abstain	Broker Non-Votes
320,691,255	8,391,475	335,904	29,128,338

3.              Ratification of Appointment of Auditors.  The Company’s stockholders approved the ratification of the appointment of Ernst & Young LLP as the independent public accounting firm for the Company for the year ending December 31, 2017, based on the following votes.

For	Against	Abstain	Broker Non-Votes
356,824,957	1,528,549	193,466	0

Item 9.01                     Financial Statements and Exhibits

(d)                                                            Exhibits

Exhibit
No.	Description
10.1	Amended and Restated WPX Energy Executive Severance Pay Plan

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WPX Energy, Inc.

Date:	May 23, 2017	By:	/s/ Stephen E. Brilz
		Name:	Stephen E. Brilz
		Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated WPX Energy Executive Severance Pay Plan